NUMBER

A 0421

The Common Shares represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Trust's Declaration of Trust, no Person may beneficially own Common Shares exceeding 4.0% of the lesser of the number or the value of the total Common Shares outstanding of the Trust (unless such Person is an Excepted Person). Any Person who attempts to own Common Shares in excess of the above limitations must immediately notify the Trust. All capitalized terms in this legend have the meanings defined in the Trust's Declaration of Trust, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Common Shares represented may be subject to repurchase by the Trust on the terms and conditions set forth in the Trust's Declaration of Trust.

ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND



SHARES

COMMON SHARES OF BENEFICIAL INTEREST

with $.001 par value per Share

CUSIP 004239 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

ACADIA REALTY TRUST

This is to certify that

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

Acadia Realty Trust (the "Trust") established as a real estate investment trust in accordance with the laws of the State of Maryland under and subject to the provisions of a Declaration of Trust dated March 4, 1993 and filed with the State of Maryland Department of Assessments and Taxation, as amended from time to time. The shares represented hereby are transferable only on the books of the Trust by the holder hereof in person or by attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated


ACADIA REALTY TRUST
FORMED
1993
MARYLAND

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY,
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

SECRETARY

PRESIDENT

American Bank Note Company

The Trust will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, with respect to the classes of shares which may be issued in series, of the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and of the authority of the Board of Trustees to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Trust at its principal office.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE TRUST MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors Act ______________
(State)

UNIF TRAN MIN ACT– ______________ Custodian ______________
(Cust) (Minor)
under Uniform Transfers to Minors Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____ Common Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.